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                                                                   Exhibit 10.42
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                   SENIOR SECURED CONVERTIBLE PROMISSORY NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR COMPLIANCE IS NOT REQUIRED.

THE SALE OR TRANSFER AND CERTAIN OTHER RIGHTS RELATING TO THE SECURITIES REPRESENTED BY THIS DOCUMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SHAREHOLDER AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.


$200,000                                                         January 7, 2000

                                                                 WOBURN, MA

  FOR VALUE RECEIVED, Beacon Power Corporation, a Delaware corporation (the "Company"), promises to pay to the order of SatCon Technology Corporation, or its registered assigns (the "Holder"), the principal sum of TWO HUNDRED THOUSAND DOLLARS ($200,000) or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest computed in the following fashion:

  Interest accruing from the date of issuance of this Note on the unpaid principal balance hereof at a rate equal to twelve and one-half percent (12 1/2%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days; provided that if the Funding Date does not occur within four
(4) months from the date hereof, such interest rate shall increase effective as of the close of business on such day to occur four (4) months from the date hereof to fifteen percent (15%) per annum. Interest on the unpaid principal balance hereof may be paid in cash, or, if a Funding Date occurs and the Note is converted, in the form of Class E Preferred Stock at the price per share at which the Class E Preferred Stock is issued on the Funding Date.

  All unpaid principal, together with any accrued but unpaid interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) the date of conversion (or, absent a conversion, demand by the holder) as referenced below in Section 6 (the "Maturity Date") or (ii) upon or after the occurrence of an Event of Default (as defined below), when such amounts are declared due and payable by the Holder or made automatically due and payable.

  This Note is issued pursuant to the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated as of January 7, 2000 by and among the Company, Perseus Capital, L.L.C., Duquesne Enterprises, Inc., Micro Generation Technology Fund, L.L.C. and SatCon Technology Corporation.

  The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

         1.      Definitions.  As used in this Note, the following capitalized
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terms have the following meanings:

          (a) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York are authorized to be closed.
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          (b) "Funding Date" shall refer to date on which the purchase of at least $5 million of the Company's Class E Preferred Stock occurs.

          (c) "Obligations" means the principal, interest and other amounts payable under this Note.

          (d) "Transaction Documents" shall mean this Note, the Purchase Agreement, and any other promissory note issued pursuant to the Purchase Agreement.

     2.   Events of Default.  The occurrence of any of the following
          -----------------
shall constitute an "Event of Default" under this Note:

          (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on this Note or (ii) any interest or other payment required under the terms of this Note or any other Transaction Document within five Business Days of its due date; or

          (b) Breaches of Other Covenants. The Company shall materially fail to observe or to perform any other covenant, obligation, condition or agreement contained in this Note or the other Transaction Documents, other than those specified in Section 2(a) hereof, and such failure shall continue for 10 days after written notice thereof to the Company; or

          (c) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall
(i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (vii) take any action for the purpose of effecting any of the foregoing; or

          (d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for
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the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered, or such case or proceeding shall not be dismissed or discharged within 45 days of commencement; or

          (e) Cross-Default. The Company or any of its subsidiaries shall
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default under any bond, debenture, note or other evidence of indebtedness for money borrowed (excluding any capital lease), under any guarantee or under any mortgage, or indenture pursuant to which there shall be issued or by which there shall be secured or evidenced any indebtedness for money borrowed by the Company or any of its subsidiaries, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in indebtedness of at least $10,000 being due and payable prior to the date on which it would otherwise become due and payable and shall not have been issued by the Company or waived by the lender; or

          (f) Undischarged Judgment. One or more judgments for the payment of
             ---------------------
money in an amount in excess of $10,000 in the aggregate shall be rendered against the Company or any of its subsidiaries (or any combination thereof) and shall remain undischarged for a period of ten consecutive days during which execution shall not be effectively stayed, or any action is legally taken by a judgment creditor to levy upon any such judgment.

     3.   Rights of Holder Upon Default.  Upon the occurrence or existence of
          -----------------------------
any Event of Default (other than an Event of Default referred to in Sections 2(c) and 2(d) hereof) and at any time thereafter during the continuance of such Event of Default, the Holder may declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any

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kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 2(c) and 2(d) hereof, immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

     4.   Collateral. To secure the Company's payment and performance of the
          ----------
Obligations and to secure the Company's prompt, full and faithful performance and observance of all of the provisions under this Note and the other Transaction Documents, the Company hereby grants the Holder a security interest, ranking pari passu with to the Senior Secured Convertible Promissory Notes issued by the Company pursuant to the Note and Warrant Purchase Agreement dated August 2, 1999, as amended by and among the Company and certain investors in the Company and the other Notes being issued pursuant to the Purchase Agreement, and senior to all other security interests except for any now or hereafter existing commercial bank or institutional lender financings and equipment leases, in all of the Company's right, title and interest in and to the following, whether now owned or hereafter acquired or existing and wherever located:

  (a) All inventory and equipment, and all parts thereof, attachments, accessories and accessions thereto, products thereof and documents therefor;

  (b) All accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, and all rights now or hereafter existing in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to any of the same;

  (c) All intellectual property and trade secrets, including, without limitation,

          (i) all patents, patent applications and patentable inventions and (i) the inventions and improvements described and claimed therein; (ii) any continuation, division, renewal, extension, substitute or reissue thereof or any legal equivalent in a foreign country for the full term thereof or the terms for which the same may be granted; (iii) all rights to income, royalties, profits, awards, damages and other rights relating to said patents, applications and inventions, including the right to sue for past, present and future infringement and (iv) any other rights and benefits relating to said patents, applications and inventions including any rights as a licensor or licensee of said patents, applications and inventions (the "Patents");

          (ii) all trademarks, trademark registrations, trademark applications, service marks, service mark registrations and service mark applications, trade names, fictitious business name, tradestyles, and the goodwill underlying those trademarks and service marks and (i) any similar marks or amendments, modifications and renewals thereof and the goodwill represented by those and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, royalties, profits, damages and other rights relating to said trademarks and service marks including the right to sue for past, present or future infringement and (iii) any other rights and benefits relating to said trademarks and service marks including any rights as a licensor or licensee of said trademark and service mark (the "Trademarks");

          (iii) all copyrights, copyright registrations and copyright applications, including without limitation those copyrights for computer programs, computer databases, flow diagrams, maskworks, maskwork applications, source codes and object codes, computer software, technical knowledge and processes, trade secrets, know-how, customer lists, franchises, systems, inventions, designs, blueprints, formal or informal licensing arrangements, and all property embodying or incorporating such copyrights and (i) any similar rights or amendments, modifications and renewals thereof and any legal equivalent in a foreign country for the full term or terms for which the same may be granted; (ii) all rights to income, past, present and future infringement and (iii) any other rights and benefits relating to said copyrights (the "Copyrights");

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          (d) all substitutions and replacements for, and all rights to exploit, all of the foregoing;

          (e) all books and records pertaining to any of the foregoing; and

          (f) all proceeds of all of the foregoing and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

All of the above assets are hereinafter collectively referred to as "Collateral."

The Company covenants and agrees with Holder that: (x) the security interest granted under this Note is in addition to any other security interest from time to time held by the Holder; (y) the Holder may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other Collateral; and (z) the security interest hereby created is a continuing security interest and will cover and secure the payment of all Obligations both present and future of the Company to Holder pursuant to this Note and the other Transaction Documents. The Company further covenants and agrees to take all actions requested by the Holder to establish or perfect the security interest granted under this Note.

  5.  Prepayment.  This Note may be prepaid as a whole or in part at any time
      ----------
prior to the Maturity Date upon at least ten Business Days prior written notice to the Holder, provided that nothing in this Section 5 shall limit the Holder's conversion rights set forth in Section 6 herein during such notice period. Any such prepayment shall be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

  6.  Conversion.
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      (a) If there is a Funding Date by February 2, 2000, the Holder shall have the choice of (a) declaring in writing that such Note has become a demand obligation, and thereafter may make demand for payment of the Note at any time thereafter or (b) convert the Note into shares of Class E Preferred Stock on such date at a price equal to the price at which the Class E Preferred Stock is issued on the Funding Date. In the event that the Holder does not so notify the Company as provided above, the Holder shall be issued a Warrant as provided for in the Purchase Agreement.

      (b) If the Funding Date has not occurred on or before February 2, 2000, then (a) all outstanding principal and accrued interest under this Note will convert to the Company's common or preferred stock at a price and on terms to be negotiated at that time between the Holder and the Company, or (b) if no agreement can be reached between the Holder and the Company within 60 days following February 2, 2000, at the Holder's option, exercisable by the Holder at any time after expiration of the 60 day period, the Holder may declare in writing that such Note has become a demand obligation, and thereafter may make demand for payment of the Note at any time thereafter. Any such demand shall be in writing, and require payment by the Company no earlier than 10 days after such demand.

  7.  Successors and Assigns.  Subject to the restrictions on transfer
      ----------------------
described in Sections 9 and 10 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

  8.  Waiver and Amendment.  Any provision of this Note may be amended, waived
      --------------------
or modified only as to the Holder of this Note upon the written consent of the Company and the Holder.

  9.  Transfer of this Note or Securities Issuable on Conversion Hereof.  This
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Note may not be transferred in violation of any restrictive legend set forth hereon. Each new Note issued upon transfer of this Note shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in

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connection with such restrictions.  Subject to the foregoing, transfers of this
Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

  10.  Assignment by the Company.  Neither this Note nor any of the rights,
       -------------------------
interests or obligations hereunder may be assigned, by operation of law or otherwise, as a whole or in part, by the Company, without the prior written consent of the Holder.

  11.  Treatment of Note.  To the extent permitted by generally accepted
       -----------------
accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

  12.  Notices.  Any notice, request or other communication required or
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permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier, personal delivery or facsimile transmission at the respective addresses or facsimile number of the parties as set forth in the Purchase Agreement or on the register maintained by the Company. Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

  13.  Expenses; Waivers.  If action is instituted to collect this Note, the
       -----------------
Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

  14.  Governing Law.  This Note and all actions arising out of or in connection
       -------------
with this Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions of the Commonwealth of Massachusetts or of any other state. In the event of any dispute among or between any of the parties to this Note arising out of the terms of this Note, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the Commonwealth of Massachusetts for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                         BEACON POWER CORPORATION

                                         By:    /s/ William E. Stanton
                                                ----------------------

                                         Name:  William E. Stanton
                                                ------------------

                                         Title: President & CEO
                                                ---------------

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